UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 13, 2015

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan		48674
(Address of principal executive offices)		(Zip Code)

(989) 636-1000

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 13, 2015, The Dow Chemical Company (the “Company”) announced a full redemption of each the following outstanding Dow InterNotes (the “Notes”), in the aggregate principal amount of $328,342,000.00, issued pursuant to an Indenture dated as of May 1, 2008 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee:

Notes Being Redeemed	CUSIP Number
1.75% InterNotes due 06/15/2018	26054LSZ7
1.85% InterNotes due 12/15/2017	26054LRJ4
1.85% InterNotes due 12/15/2017	26054LRM7
1.85% InterNotes due 12/15/2017	26054LRQ8
1.85% InterNotes due 06/15/2018	26054LTC7
2.00% InterNotes due 06/15/2018	26054LTJ2
2.05% InterNotes due 06/15/2018	26054LTF0
2.10% InterNotes due 06/15/2019	26054LWZ2
2.15% InterNotes due 06/15/2019	26054LXC2
2.25% InterNotes due 06/15/2019	26054LXF5
2.25% InterNotes due 06/15/2019	26054LXJ7
2.30% InterNotes due 12/15/2018	26054LVC4
2.30% InterNotes due 12/15/2018	26054LVF7
2.35% InterNotes due 12/15/2018	26054LVJ9
2.35% InterNotes due 12/15/2019	26054LZJ5
2.35% InterNotes due 12/15/2019	26054LZQ9
2.40% InterNotes due 06/15/2017	26054LQZ9
2.45% InterNotes due 06/15/2017	26054LQW6
2.45% InterNotes due 12/15/2019	26054LRN5
2.45% InterNotes due 12/15/2019	26054LRR6
2.50% InterNotes due 12/15/2016	26054LNQ2
2.50% InterNotes due 06/15/2017	26054LQM8
2.50% InterNotes due 12/15/2019	26054LRK1
2.50% InterNotes due 12/15/2019	26054LZF3
2.55% InterNotes due 06/15/2017	26054LQT3
2.55% InterNotes due 12/15/2019	26054LZM8
2.60% InterNotes due 12/15/2016	26054LNT6
2.60% InterNotes due 12/15/2016	26054LNW9
2.60% InterNotes due 12/15/2016	26054LNZ2
2.60% InterNotes due 12/15/2016	26054LPC1
2.60% InterNotes due 06/15/2017	26054LQQ9
2.60% InterNotes due 06/15/2020	26054LTA1
2.70% InterNotes due 06/15/2016	26054LMJ9
2.75% InterNotes due 06/15/2016	26054LLW1
2.75% InterNotes due 06/15/2016	26054LLZ4
2.75% InterNotes due 06/15/2016	26054LMC4
2.75% InterNotes due 06/15/2020	26054LTD5
2.80% InterNotes due 06/15/2016	26054LMF7

Notes Being Redeemed	CUSIP Number
2.85% InterNotes due 06/15/2020	26054LTG8
2.85% InterNotes due 06/15/2020	26054LTK9
2.90% InterNotes due 06/15/2021	26054LXA6
2.90% InterNotes due 12/15/2021	26054LZK2
2.95% InterNotes due 06/15/2021	26054LXD0
2.95% InterNotes due 06/15/2021	26054LXK4
3.00% InterNotes due 06/15/2019	26054LRA3
3.00% InterNotes due 06/15/2021	26054LXG3
3.00% InterNotes due 12/15/2021	26054LZR7
3.05% InterNotes due 06/15/2019	26054LQX4
3.05% InterNotes due 12/15/2022	26054LRP0
3.05% InterNotes due 12/15/2022	26054LRS4
3.10% InterNotes due 12/15/2021	26054LZG1
3.10% InterNotes due 12/15/2022	26054LRL9
3.15% InterNotes due 06/15/2019	26054LQU0
3.15% InterNotes due 12/15/2021	26054LZN6
3.20% InterNotes due 06/15/2019	26054LQN6
3.25% InterNotes due 06/15/2019	26054LQR7
3.30% InterNotes due 12/15/2020	26054LVD2
3.30% InterNotes due 12/15/2020	26054LVG5
3.30% InterNotes due 06/15/2023	26054LTB9
3.35% InterNotes due 12/15/2018	26054LPD9
3.35% InterNotes due 06/15/2023	26054LTE3
3.40% InterNotes due 12/15/2020	26054LVK6
3.40% InterNotes due 12/15/2024	26054LZS5
3.45% InterNotes due 12/15/2024	26054LZL0
3.50% InterNotes due 12/15/2018	26054LNR0
3.50% InterNotes due 06/15/2023	26054LTH6
3.50% InterNotes due 06/15/2023	26054LTL7
3.55% InterNotes due 06/15/2022	26054LRB1
3.55% InterNotes due 06/15/2024	26054LXL2
3.60% InterNotes due 12/15/2018	26054LNU3
3.60% InterNotes due 12/15/2018	26054LPA5
3.60% InterNotes due 06/15/2022	26054LQY2
3.60% InterNotes due 06/15/2024	26054LXB4
3.60% InterNotes due 06/15/2024	26054LXE8
3.60% InterNotes due 06/15/2024	26054LXH1
3.60% InterNotes due 12/15/2024	26054LZH9
3.60% InterNotes due 12/15/2024	26054LZP1
3.65% InterNotes due 12/15/2018	26054LNX7
4.05% InterNotes due 12/15/2023	26054LVE0
4.05% InterNotes due 12/15/2023	26054LVH3
4.10% InterNotes due 12/15/2023	26054LVL4

Pursuant to the terms of the Indenture and the Notes, the Notes will be redeemed in full on December 15, 2015 (the “Redemption Date”), at a redemption price equal to 100% of the principal amount thereof, along with accrued and unpaid interest up to, but not including, the Redemption Date. The amount of regular interest that will be payable with respect to these Notes being redeemed on the Redemption Date will be calculated based upon the per annum interest rate then payable on each of these Notes, and the redemption price, which includes such interest, will be paid on the Redemption Date. On the Redemption Date and upon the Company’s payment of the redemption price, all rights of holders with respect to the Notes being redeemed will terminate, except for the right to receive payment of the applicable redemption price upon surrender of the Notes for redemption.

Copies of the notice of redemption can be obtained from The Bank of New York Mellon Trust Company, N.A. by calling Bondholder Relations at (800) 254-2826.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY

Registrant

Dated: November 13, 2015

By:	/S/ RONALD C. EDMONDS
Name: Ronald C. Edmonds
Title: Vice President and Controller